Equable Shares Hedged Equity Fund
a series of Series Portfolios Trust

September 13, 2025

Dear Valued Shareholder:

As an investor in the Equable Shares Hedged Equity Fund (the “Target Fund”), a series of Series Portfolios Trust (“SPT”), we are pleased to inform you of our plan to convert the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Teramo Advisors, LLC (“Teramo” or the “Adviser”), the Target Fund’s investment adviser. Like a mutual fund, an ETF is an investment company that enables investors to pool their money in a fund that makes investments in stocks, bonds, or other assets. Unlike a mutual fund, however, an ETF does not sell individual shares directly to, or redeem its individual shares directly from, investors. Rather, investors may purchase and sell ETF shares through their brokerage accounts on national stock exchanges at market prices that may or may not be the same as the net asset value of the shares. The Acquiring Fund (as defined below) will operate in a different structure and will be subject to certain risks associated with operating as an ETF. For additional discussion of the differences in structure and risks of the Acquiring Fund, see the enclosed Information Statement/Prospectus.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will be converted into an ETF through the reorganization of the Target Fund into the Equable Shares Hedged Equity ETF (the “Acquiring Fund”), a newly-created series of SPT that has the same investment objective and investment strategies as the converting Target Fund. The reorganization is expected to take place on or about October 13, 2025 and is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the Acquiring Fund. Interests of shareholders will not be diluted as a result of the reorganization. Subsequent to the reorganization, the Acquiring Fund’s shares will be listed on the NYSE Arca, Inc.

We believe the reorganization will result in multiple benefits for investors. The Board of Trustees (the “Board”) of SPT, which oversees both the Target Fund and the Acquiring Fund, has approved the reorganization based on its determination that it is in the best interest of the Target Fund and its shareholders. Expected benefits include:

1)Greater Tax Efficiency: Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for shareholders.
2)Lower Overall Expenses: The Acquiring Fund’s management fee, equal to 0.88% of the average daily net assets of the Acquiring Fund, is higher than the management fee for the Target Fund, but the Acquiring Fund is expected to have a lower net expense ratio than the Target Fund. The Acquiring Fund’s management fee is structured as a “unified fee” where Teramo has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”). Under the Target Fund’s operating expense limitation agreement, Teramo agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Target Fund’s operating expenses does not exceed 1.10% of the Target Fund’s average daily net assets. More details are provided in the enclosed Information Statement/Prospectus.
3)Enhanced Access: The Adviser believes that the ETF structure will provide greater access for investors and financial intermediaries, which may increase the Acquiring Fund’s asset base over time.
4)Tax-Free Reorganization: The Reorganization is intended to be structured such that shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. federal income tax purposes. A small exception regarding fractional mutual fund shares is explained in later sections of this document.

Shareholders of the converting Target Fund should know the options available to them with respect to the reorganization. Shareholders may maintain their current positions in the converting Target Fund and receive ETF shares on the conversion date. Shareholders of the Target Fund should also consider possible tax consequences of options outside of the tax-free reorganization, which include redeeming your shares of the converting Target Fund.

The Information Statement/Prospectus provides greater detail on the mechanics of the conversion and what to expect with your investment during and following the conversion. No shareholder vote is required or being requested to complete the conversion. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The Questions and Answers that follows includes a description of required actions for shareholders who hold shares of the converting mutual fund in accounts that cannot hold ETF shares.

We encourage you to carefully review the additional information provided in this document. If you have questions not answered, please contact your financial advisor. You may also contact Teramo Advisors, LLC at service@equableshares.com.

In closing, we are excited to offer the benefits of this conversion to the Target Fund’s shareholders. Thank you for your investment in the Fund.

Sincerely,

/s/ Ryan L. Roell	/s/ Ronald A. Santella
Ryan L. Roell	Ronald A. Santella

Series Portfolios Trust	Teramo Advisors, LLC
President	Chief Executive Officer

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganization, including the reasons for the Reorganization. Following this section is a more detailed discussion.

Q.    What is happening to the Equable Shares Hedged Equity Fund (the “Target Fund”)? Why am I receiving an Information Statement/Prospectus?

A.    The Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Equable Shares Hedged Equity ETF, a newly-created series of Series Portfolios Trust (the “Acquiring Fund”) that has the same investment objective and the same investment strategies as the Target Fund (the “Reorganization”). As an ETF, the Acquiring Fund’s shares will be traded on the NYSE Arca, Inc. exchange following the Reorganization. The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”).

Under the Plan, all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of the Acquiring Fund with an equivalent aggregate NAV of the Target Fund shares you held at the time of the Reorganization. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT – QUESTIONS AND ANSWERS, below, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of the Target Fund to holding ETF shares of the Acquiring Fund.

The enclosed Information Statement/Prospectus provides greater detail on the mechanics of the Reorganization and what to expect with your investment during and following the Reorganization. No shareholder vote is required or being requested to complete the Reorganization. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the Reorganization.

Q.    Has the Board of Trustees approved the Reorganization?

A.    Yes, the Board of Trustees (the “Board”) of Series Portfolios Trust (“SPT”), a Delaware statutory trust organized under the laws of the state of Delaware, which oversees the Target Fund and the Acquiring Fund, approved the Reorganization. The Board, which is comprised solely of Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that for the Target Fund, the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring Fund.

Q.    Why is the Reorganization occurring?

A.    Teramo Advisors, LLC (“Teramo” or the “Adviser”), the investment adviser to the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits to the Fund and/or its shareholders. Teramo also noted that certain investors, such as registered investment advisers that hold Target Fund shares on behalf of client accounts, had requested that the Target Fund be offered as an ETF. Teramo also believes the ETF structure will allow for greater access to the Fund by investors. Another expected benefit includes the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holding transparency. The
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Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it could help them decide whether or not to invest in the Acquiring Fund; existing and potential shareholders will have the ability to examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders are generally able to ascertain the companies that comprised the Acquiring Fund’s holdings on the previous business day; whereas, in contrast, mutual funds are only required to disclose portfolio holdings on a quarterly basis.

Further, as discussed below, the trading prices of the Acquiring Fund’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for shares and shares of the underlying securities held by the Acquiring Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day. A comparison of the Target Fund risks and the Acquiring Fund risks may be found under “Additional Information About the Acquiring Fund and the Target Fund – Description of Principal Risks” in the enclosed Information Statement/Prospectus.

Q.    How will the Reorganization affect me as a shareholder?

A.    The Acquiring Fund will have the same investment objective and fundamental investment policies as the Target Fund and the same investment strategies and substantially similar risks as the Target Fund but in the ETF structure. If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares. As a result, some shareholders who hold fractional shares of the Target Fund may have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable for U.S. income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms. The Acquiring Fund will operate in a different structure and will be subject to certain risks associated with operating as an ETF which are discussed under “Summary – What are the principal risks of an investment in the Funds?” in the enclosed Information Statement/Prospectus.

Q.    Am I Being Asked to Vote on the Reorganization?

A.    No, a vote of the shareholders of the Target Fund is not required to approve the Reorganization.

SPT is a Delaware statutory trust and, under applicable Delaware law and SPT’s Amended and Restated Agreement and Declaration of Trust, no shareholder vote is required in connection with the Reorganization. Further, no shareholder vote is required by Rule 17a-8 under the 1940 Act because (1) there are no material differences between the investment advisory agreement for the Target Fund and the investment advisory agreement for the Acquiring Fund; (3) the Target Fund and the Acquiring Fund have the same Independent Trustees; (4) no policy of the Target Fund that could not be changed without a shareholder vote is materially different from a policy of the Acquiring Fund; and (5) neither the Target Fund nor the Acquiring Fund pay any distribution fees pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Q.    Will the Reorganization affect the way my investments are managed?

A.    No. Teramo is also the investment adviser to the Acquiring Fund. The Acquiring Fund will be managed using the same investment objectives and the same investment strategies currently used by the Target Fund.

Q.    Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.    The total net annual fund operating expenses (after fee waivers and/or expense reimbursements) of the Acquiring Fund are expected to be lower than the total net annual fund operating expenses (after fee waivers and/or expense reimbursements) of the Target Fund. While the Acquiring Fund’s management fee of 0.88% of the Acquiring Fund’s average daily net assets will be higher than the management fee of 0.75% for the Target Fund, the Acquiring Fund’s management fee is structured as a “unified fee” where Teramo has agreed to pay all expenses incurred by the Acquiring Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”). The expenses currently paid for by the Target Fund, which will be covered under the unified fee arrangement, include, but are not limited to, fund administration and accounting fees; federal and state registration fees; legal and audit fees; custodian fees; costs of reports to shareholders; compliance fees; its pro rata portion of Trust expenses, including Trustees’ fees; and insurance fees. For the current fiscal year, such expenses of the Target Fund are estimate to be $762,115 or 0.31% of the Target Fund’s average daily net assets.

Under the Target Fund’s operating expense limitation agreement, Teramo agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Target Fund’s operating expenses does not exceed 1.10% of the Target Fund’s average daily net assets.

Q.    Are there any differences in risks between the Target Fund and the Acquiring Fund?

A.    Yes. While most of the risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. A comparison of the Target Fund risks and the Acquiring Fund risks may be found under “Additional Information About the Acquiring Fund and the Target Fund – Description of Principal Risks” in the enclosed Information Statement/Prospectus. In addition, although both the Target Fund and the Acquiring Fund are subject to the risk of investing in other investment companies, the wording of those risks is different for each Fund.

Q.    What are some features of ETFs that differ from mutual funds?

A.    The following are some unique features of ETFs as compared to mutual funds:

Transparency: The Acquiring Fund will be a transparent ETF that operates with full transparency in its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.equableshares.com/funds.

Tax Efficiency: In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.

Sales only through a Broker at Market Price: Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q.    When is the Reorganization expected to occur?

A.    Teramo is anticipating a Reorganization date on or around October 13, 2025. This date could be delayed because certain conditions must be satisfied to implement the Reorganization. The Target Fund will publicly disclose updates on material developments throughout the process.

Q.     Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.    No. Shareholders of the Target Fund will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

Q.    Who will pay the costs in connection with the Reorganization?

A.    The Target Fund will bear expenses relating to the Reorganization in an amount not to exceed $120,000, and Teramo will assume or pay those expenses in excess of $120,000, except for any related portfolio transaction costs, which are expected to be de minimis. The total costs of the reorganization are estimated to be $183,000. Any costs that may be covered by the Adviser will be not be subject to recoupment.

Q.    Will the Reorganization result in any U.S. federal tax liability to me?

A.    The Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. However, as part of the Reorganization, some shareholders may receive cash compensation for fractional shares of the Target Fund that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.

Q.    Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.    Yes. You can purchase Target Fund shares in a brokerage account through a broker until October 6, 2025. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. Shareholders may continue to redeem shares of the Target Fund in the ordinary course of business at any time before the Reorganization takes place. Target Fund shares that you hold as of October 13, 2025 will be exchanged for shares of the Acquiring Fund.

Q.    What do I need to do to prepare for the Reorganization?

A.    Each broker that offers shares of the Target Fund will allow shareholders to hold shares of the Acquiring Fund after the Reorganization. While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

If you hold your shares of the Target Fund in an account directly with the Target Fund’s transfer agent, or another financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to set up a brokerage account that allows investment in ETF shares. Additionally, shareholders who hold Target Fund shares through an IRA or other retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform may need to redeem their shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Target Fund to a different investment option prior to or at the time of the Reorganization.

Q.    Whom do I contact for further information?

A.    You can contact your financial advisor or other financial intermediary for further information. You also may contact Teramo at service@equableshares.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q.    What do I need to do about my account prior to the Reorganization?

A.    If you hold your shares of the Target Fund through a broker, you do not need to take any action. Though certain Target Fund shareholders may hold their shares directly with the Target Fund’s transfer agent, the Target Fund is currently only offered through brokers that will allow shareholders of the Target Fund to receive Acquiring Fund shares. If you hold your shares of the Target Fund in an account directly with the Target Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, or other financial intermediary that only allows you to hold shares of mutual funds in the account, you should transfer your shares of the Target Fund to a brokerage account prior to the Reorganization.

Q.    Will my brokerage account permit me to receive Acquiring Fund shares in connection with the Reorganization?

A.    If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q.     How do I transfer my Target Fund shares to a brokerage account that accepts ETF shares?

A. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.    Will I be able to purchase additional shares of the Acquiring Fund in my brokerage account following the Reorganization?

A.    While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, and most will allow shareholders to acquire additional Acquiring Fund shares following the
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Reorganization, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    What will happen if I don’t have a brokerage account that can accept ETF shares at the time of the Reorganization?

A.    If shares are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquiring Fund shares received in the Reorganization will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund and the Acquiring Fund, until a brokerage account is identified into which U.S. Bancorp Fund Services, LLC can transfer the shares. If you do not open an account that can accept ETF shares at the time of the Reorganization, then your shares may be converted to cash following the Reorganization. The conversion of these shares to cash will likely be a taxable event.

Q.    What if I do not want to hold ETF shares?

A.    If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. Shareholders may continue to redeem shares of the Target Fund in the ordinary course of business at any time before the Reorganization. Target Fund shares that you hold as of October 10, 2025 will be exchanged for shares of the Acquiring Fund.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

INFORMATION STATEMENT /PROSPECTUS

615 East Michigan Street
Milwaukee, WI 53202
(414) 765-6115

Dated September 13, 2025

Equable Shares Hedged Equity Fund
Equable Shares Hedged Equity ETF

Each a series of Series Portfolios Trust

This Information Statement/Prospectus is being furnished to shareholders of the Equable Shares Hedged Equity Fund (referred to as the “Target Fund”), a series of Series Portfolios Trust (“SPT”), in connection with the reorganization of the Target Fund into the Equable Shares Hedged Equity ETF (referred to as the “Acquiring Fund”), a newly-created series of SPT. The Target Fund and the Acquiring Fund may each be referred to individually as a “Fund” or together as the “Funds.”

The Board of Trustees (the “Board”) of SPT approved the Agreement and Plan of Reorganization (the “Plan”) under which:

1.the Target Fund, a series of SPT, will transfer all of its assets to the Acquiring Fund, a newly-created series of SPT, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

2.the shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and

3.the Target Fund will be liquidated and dissolved (the “Reorganization”).

A copy of the Plan is provided in Appendix A hereto.

The shares of the Acquiring Fund received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund at the closing date of the Reorganization. The Reorganization is expected to be effective on or about October 13, 2025.

The Board, which is comprised solely of Trustees who are not “interested persons” of SPT as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), believes that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Furthermore, the Board, including a majority of the Independent Trustees, believes that the Reorganization is in the best interests of the Acquiring Fund. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and their shareholders. For some shareholders, there could be a small payment for the redemption of fractional shares of the Target Fund, which would be taxable for U.S. federal income tax purposes.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund is a series of SPT, a Delaware statutory trust created under the laws of the state of Delaware, which is registered with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) as an open-end management investment company. The Acquiring Fund is also a series of SPT. The Target Fund and the Acquiring Fund have identical investment objectives, investment restrictions and investment strategies. The principal office of SPT is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Target Fund and the Acquiring Fund are managed by Teramo Advisors, LLC (“Teramo” or the “Adviser”), located at 9132 Strada Place, Suite 103, Naples, Florida 34108.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be October 6, 2025. Shareholders may continue to redeem shares of the Target Fund in the ordinary course of business at any time before the Reorganization. Target Fund shares that you hold as of October 13, 2025 will be exchanged for shares of the Acquiring Fund. The Reorganization is expected to occur before the open of trading on October 13, 2025. The Acquiring Fund will be open for trading on October 13, 2025.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. A statement of additional information (“SAI”), dated August 17, 2025, relating to this Information Statement/Prospectus and the proposed Reorganization, is incorporated herein by reference and legally deemed to be a part of this Information Statement/Prospectus. The SAI is also available upon request and without charge by calling (toll free) 1-800-617-0004 or writing to the Fund at: Equable Shares Hedged Equity Fund c/o U.S. Bank Global Fund Services, P.O. Box 21925, Kansas City, Missouri 64121-9252.

Additional information is available in the following materials:

•Prospectus dated February 28, 2025, as supplemented, for the Target Fund (“Target Fund Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 333-206240 and 811-23084) (Accession No. 0000894189-25-001403);
•Statement of Additional Information dated February 28, 2025, as supplemented, for the Target Fund (“Target Fund SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 333-206240 and 811-23084) (Accession No. 0000894189-25-001403);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2024 (the “Target Fund Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-23084) (Accession No. 0001133228-25-000381);
•The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders for the semi-annual period ended April 30, 2025 (the “Target Fund Semi-Annual Report), which is on file with the SEC (http://sec.gov) (File No. 811-23084) (Accession No. 0001133228-25-007073);
•Statement of Additional Information dated August 17, 2025, for the Acquiring Fund (“Acquiring Fund SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 333-206240 and 811-23084) (Accession No. 0000894189-25-005571); and
•The Statement of Additional Information dated August 17, 2025, relating to this Information Statement/Prospectus.

Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Target Fund’s Prospectus and SAI are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. The SAI to this Information Statement/Prospectus is also incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available at www.equableshares.com/funds. The Target Fund Summary Prospectus has previously been delivered to Target Fund shareholders.

The prospectuses, statements of additional information, and the most recent annual report listed above, have been filed with the SEC and are available, free of charge, by (i) calling Teramo (toll free) at 1-800-617-0004, (ii) accessing the documents at the Fund’s website at www.equableshares.com/funds, or (iii) writing to the Fund at: Equable Shares Hedged Equity Fund c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252. When available, the Acquiring Fund’s Prospectus and SAI will be available at the same phone number, website and address. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus dated September 13, 2025, is expected to be mailed to shareholders of the Target Fund on or about September 19, 2025.

LIKE ALL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus as Appendix A, the section titled “Additional Information About the Acquiring Fund” which is attached to this Information Statement/Prospectus as Appendix B. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the reorganization of the Target Fund into the Acquiring Fund, a newly-created series of SPT that has the same investment objective and fundamental investment policies as the Target Fund and the same investment strategies and substantially similar risks as the Target Fund. As an ETF, the Acquiring Fund’s shares will be traded on NYSE Arca, Inc. (the “Exchange”). The transaction between the Target Fund and the Acquiring Fund is referred to in this Information Statement/Prospectus as a “Reorganization.” The Reorganization will be accomplished in accordance with the Plan.

How will the Reorganization work?

Under the Plan, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund shares you held at the time of the Reorganization and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account or if a shareholder does not have a brokerage account, the shares will be held by a transfer agent until a brokerage account is identified and the shares may be converted to cash following the Reorganization. The conversion of these shares to cash will likely be a taxable event. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur before the open of trading on or about October 13, 2025.

Why is the Reorganization happening and did the Board approve the Reorganization?

Teramo Advisors, LLC (“Teramo” or the “Adviser”), the investment adviser to both the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits to the Fund and/or its shareholders. Teramo also noted that certain investors, such as registered investment advisers that hold Target Fund shares on behalf of client accounts, had requested that the Target Fund be offered as an ETF. One of the benefits of ETFs includes the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holdings transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether or not to invest in the Acquiring Fund; existing and potential shareholders will have the ability to examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders are generally able to ascertain the companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly.

The Acquiring Fund will pursue the same investment objective and the same investment strategies as the Target Fund but in the ETF structure. Teramo will continue to serve as the investment adviser of the Acquiring Fund after the Reorganization. The management fee of 0.88% of the average daily net assets of the Acquiring Fund is higher than the Target Fund management fee of 0.75%. As discussed below, the Acquiring Fund’s net expense ratio is expected to be lower than the Target Fund’s net expense ratio. The Board recognizes that as shareholders of an ETF after the Reorganization, certain shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares that such shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Independent Trustees, after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section titled “Information About the Reorganization – Reasons for the Reorganization”. Furthermore, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Funds.

How will the Reorganization affect me?

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares, so for some shareholders, fractional shares of the Target Fund may be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV.

Who will bear the costs associated with the Reorganization?

The Target Fund will bear expenses relating to the Reorganization in an amount not to exceed $120,000, and Teramo will assume or pay those expenses in excess of $120,000, except for any related portfolio transaction costs, which are expected to be de minimis. The total costs of the reorganization are estimated to be $183,000. Any costs that may be covered by the Adviser will be not be subject to recoupment.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Chapman and Cutler LLP (“Chapman”), to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the Target Fund or the Acquiring Fund will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares, if any; the redemption of fractional shares will likely be a taxable event, albeit a small one.), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. The tax-free nature of the Reorganization is a non-waivable condition. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes unless the shares are held in a tax-exempt account.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state, local or foreign tax consequences. For more information about the tax consequences of the Reorganization, please see the section “Information About the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, investment strategies, and investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed upon Board approval and 60 days’ prior written notice to shareholders, without shareholder approval. Each Fund employs the same principal investment strategies in seeking to achieve their respective investment objectives.

Investment Objectives and Investment Strategies

The investment objective of the Target Fund and the Acquiring Fund is to seek income, risk mitigation and long-term capital appreciation. Each Fund seeks to achieve its investment objective by participating in the broad market through investments in equity securities based on the S&P 500 Index (the “Index”) while hedging overall market exposure by writing (selling) exchange traded call options based on the same securities.

Equity Strategy
Under normal market conditions, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers based on the Index. Each Fund defines large capitalization issuers as those that comprise the Index. As of January 31, 2025, the market capitalization range of companies comprising the Index was $17.96 billion to $3.54 trillion. The Index is reconstituted on an annual basis. Each Fund’s call options written on securities based on the Index are included for purposes of this 80% policy. Typically, each Fund seeks exposure to securities based on the Index by investing in one or more exchange-traded funds (“ETFs”) that invest in securities of large capitalization issuers. Each Fund takes its proportionate interest in the underlying securities held by an ETF into account individually when calculating the respective Fund’s compliance with its policy of investing at least 80% of its net assets in securities of large capitalization issuers. Each Fund may alternatively invest directly in equity securities of U.S. large capitalization issuers, such as common stocks. If a Fund does so, the Adviser will select investments in equity securities of large capitalization issuers in order to achieve an investment portfolio for the Fund that is designed to replicate the performance of the Index. To the extent a Fund invests in ETFs to achieve an investment portfolio that is representative of the securities that comprise the Index, the Fund will be considered to be a “fund of funds”, meaning that it is a fund that invests in other funds, and as such incurs management and other fees directly as well as indirectly through the acquired funds it invests in (reflected in the table below on page 12 as acquired fund fees and expenses). The performance of each Fund is not intended to match the performance of the Index. If the Index is concentrated in an industry or group of industries, then each Fund will also concentrate its assets in the same industry or group of industries.

Options Strategy
Each Fund writes (sells) call options based on the Index, which provides cash flow from option premiums and reduces the impact of market volatility on a Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “exercise price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if a Fund owns the underlying securities based on the Index at all times during the option period. When a Fund writes a call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying securities based on the Index. In addition, written call options partially hedge against declines in the prices of the underlying securities based on the Index, to the extent of the premium a Fund receives. Writing call options helps to mitigate declines in a Fund’s portfolio of equity securities, though it limits the Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities. Options written by each Fund are expected to be rolled on a quarterly basis, or at the discretion of the Adviser.

Other Principal Investment Strategies
Each Fund may temporarily invest up to 20% of its net assets in cash, cash equivalents, ETFs or money market funds for temporary investment purposes or to meet redemption requests. While under normal market conditions each Fund intends to invest at least 80% of its net assets in equity securities of large capitalization issuers, the Adviser may determine that it is not in the best interest of the Fund to immediately invest cash held by the Fund after an option expires and the equity securities held by the Fund are called away in exchange for cash. Each Fund also may invest up to 100% of its assets in cash, cash equivalents, ETFs or money market funds in response to market, political, economic or other conditions for temporary defensive purposes. Each Fund may sell an investment when a call option has expired, to raise cash to meet redemption requests or to seek a new investment opportunity identified by the Adviser as more suitable to pursue the Fund’s investment objective.

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. The Target Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI dated February 28, 2025, as supplemented, which is incorporated by reference into the SAI relating to this Information Statement/Prospectus, and is available upon request. For further information please see “Additional Information About the Acquiring Fund and the Target Fund—How do the fundamental investment policies of the Funds compare?”

What are the principal risks of an investment in the Funds?

An investment in the Target Fund or the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except (i) that the Acquiring Fund is subject to certain risks unique to operating as an ETF and (ii) the Acquiring Fund is not subject to the Investment Company Risk. Each Fund is subject to the following principal risks: Correlation Risk, Call Options Risk, Derivatives Risk, Equity Risk, Exchange-Traded Funds Risk, Funds of Funds Risk, General Market Risk, Large Capitalization Risk, Leverage Risk, Liquidity Risk, Management Risk, Tax Risk, and Valuation Risk.

The Acquiring Fund is subject to the following risks for an ETF:

ETF Risks. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure it is exposed to the following risks

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

For further information about the risks of investments in the Funds, see “Additional Information About the Acquiring Fund and the Target Fund—Comparison of the Funds’ Principal Risks” below.

How will the Reorganization affect my fees and expenses?

The Target Fund has a management fee of 0.75% of the Fund’s average daily net assets, which is lower than the Acquiring Fund’s management fee of 0.88%. However, the Acquiring Fund’s net expense ratio is expected to be lower than the Target Fund’s net expense ratio. Pursuant to an operating expense limitation agreement between Teramo and the Target Fund (the “Target Fund Expense Limitation Agreement”), Teramo contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding certain expenses such as front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, any expenses incurred in connection with borrowings made by a Fund, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)) to 1.10% of the Fund’s average daily net assets. The Target Fund Expense Limitation Agreement is in effect through at least February 28, 2026, and may be terminated only by, or with the consent of, the Board.

The Target Fund Expense Limitation Agreement has a recoupment provision whereby Teramo may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid. Following the Reorganization, Teramo will not recoup any of the previously waived fees and paid expenses under the Target Fund Expense Limitation Agreement.

The Acquiring Fund’s management fee of 0.88% is structured as a “unified fee” where Teramo has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “Comparison of Some Important Features of the Funds - What are the fees and expenses of the Funds and what might they be after the Reorganization?”

What are the distribution arrangements for the Funds?

The principal underwriter to the Target Fund is Quasar Distributors, LLC (“Quasar”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, and will remain the same for the Acquiring Fund under a new distribution agreement customized to ETFs.

What are the Funds’ arrangements for purchases, exchanges and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares. You may refer to Appendix B of this Information Statement/Prospectus, under the section titled “How to Buy and Sell Shares” for the procedures applicable to purchases and sales of the shares of the Acquiring Fund, which are also summarized below. The Target Fund Prospectus provides information under the sections titled “Shareholder Information — Purchase of Shares” and “Shareholder Information - Redemption of Shares” with respect to the procedures applicable to purchases and sales of the shares of the Target Fund, which are also summarized below.

Shares of the Target Fund are available for purchase in a brokerage account through a broker. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. Shareholders of the Target Fund may purchase or sell (redeem) shares of the Target Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by contacting their financial intermediary regarding purchase and redemption procedures.

The purchase price of a share of the Target Fund is its NAV per share. The NAV per share of the Target Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) on each day the NYSE is open. Shares of the Target Fund will be priced at the public offering price, which is the NAV of the shares next determined after receipt of the investor’s order. The Target Fund reserves the right to reject any initial or subsequent investment request.

Unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor, Quasar, in large aggregated blocks known as “Creation Units.” The Acquiring Fund generally issues and redeems Creation Units in exchange for a designated portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares of the Acquiring Fund are listed on the Exchange and individual shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies. When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity and higher if the Acquiring Fund has little trading volume and market liquidity.

Neither the Target Fund nor the Acquiring Fund permits exchanges of shares of the Fund for shares of another fund.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after the Target Fund’s liquidation).

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is shown below and will be included in the Acquiring Fund’s Prospectus. The performance information below demonstrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquired Fund will perform in the future. Had the Target Fund been organized as an ETF, its performance may have differed from the performance shown below. Updated performance information is available on the Fund’s website at www.equableshares.com/funds or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31
Institutional Class Shares

The Target Fund’s Institutional Class year-to-date return as of June 30, 2025 was 3.80%. During the period shown in the bar chart, the best performance for the Target Fund for a quarter was 9.54% (for the quarter ended June 30, 2020) and the worst performance for the Target Fund was -12.60% (for the quarter ended March 31, 2020).

Average Annual Total Return as of December 31, 2024
	1 Year	5 Year	Since Inception (June 1, 2019)
Return Before Taxes	10.09%	7.03%	7.81%
Return After Taxes on Distributions	9.16%	6.41%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	6.63%	5.35%	6.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	16.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal year ended October 31, 2024. Expenses of the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

	Target Fund	Acquiring Fund	Pro Forma—Acquiring Fund after Reorganization
Shareholder Fees (fees paid directly from your investment):	None	None	None

Annual Fund Operating Expenses for the Target Fund and the Acquiring Fund (expenses deducted from Fund assets)

	Target Fund Equable Shares Hedged Equity Fund	Acquiring Fund Equable Shares Hedged Equity ETF (pro forma)
Management Fee	0.75%	0.88%(1)
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.33%	0.00%(2)
Acquired Fund Fees and Expenses(3)	0.08%	0.04%(2)
Recoupment of Fees Waived and/or Expenses Reimbursed	0.02%(4)	0.00%
Total Annual Fund Operating Expenses	1.18%	0.92%
(1) The management fee is structured as a “unified fee.” Teramo has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

(2) Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the Acquiring Fund’s current fiscal year.

(3) AFFE are the indirect costs of investing in other investment companies. Please note that Total Annual Fund Operating Expenses in this fee table will not correlate to the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and exclude AFFE.

(4) Teramo has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2026 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Target Fund liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between SPT, on behalf of the Target Fund and Teramo (including any potential recoupment by Teramo of any fees or expenses of the Target Fund previously waived or reimbursed).

Expense Examples

This Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Target Fund’s fee recoupment arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Target Fund’s contractual expense limitation agreement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund - Equable Shares Hedged Equity Fund	$118	$368	$638	$1,409
Acquiring Fund - Equable Shares Hedged Equity ETF (pro forma)	$94	$293	$509	$1,131

What are the Funds’ dividend payment policies and pricing arrangements?

Each Fund intends to make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. Each Fund will declare and pay income and capital gain distributions in cash.

The way that dividends are received differs between the Target Fund and Acquiring Fund. Shareholders of the Target Fund automatically receive all income dividends and capital gains distributions in additional shares of the Target Fund at NAV, unless a shareholder chooses to either (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. Shareholders of the Acquiring Fund will receive all income dividends and capital gains distributions in cash, unless a shareholder’s broker provides an option for the reinvestment of dividends.

The Target Fund and Acquiring Fund have the same procedures for calculating their share prices. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Board has adopted identical policies and procedures for valuing the Funds’ portfolio assets. The Funds’ investments are valued at their current market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board.

For more information about the Acquiring Fund’s pricing procedures, you may refer to “Appendix B—Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, under the section titled “Determination of Net Asset Value”.

Who manages the Fund?

Adviser

Teramo, located at 9132 Strada Place, Suite 103, Naples, Florida 34108, provides sustainable investment management and education services. Teramo is an SEC-registered investment advisory firm formed in December 2017. Teramo is responsible for overseeing and implementing each Fund’s investment program and provides oversight of portfolio management, investment research, and security selection for the Funds.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (each, an “Advisory Agreement”), and subject to general oversight by the Board of Trustees, the Adviser manages and supervises the investment operations and business affairs of each Fund. There are no material differences between the Advisory Agreement of the Target Fund and the Acquiring Fund.

Portfolio Manager

Ronald A. Santella
Mr. Santella is the founder, Chief Executive Officer and Chief Investment Officer of the Adviser, and has over thirty years of experience in the financial markets as a successful entrepreneur and businessman. Mr. Santella started his career in 1985 at O’Connor and Associates in Chicago as a listed options trader. In 1986 he joined Grace Brothers as the head trader and portfolio manager for arbitrage strategies. In 1990, Mr. Santella founded and managed a hedge fund primarily focused on convertible bond and volatility arbitrage strategies. After a successful tenure of managing a series of hedge funds over the next 15 years, Mr. Santella established a family office in 2005 to invest his own capital, along with a limited number of partners’ capital, in alternative investment strategies. In 2008, Mr. Santella took the helm as CEO of Fox River Execution, an institutional brokerage firm, based in Geneva, Illinois. Under his leadership, Fox River aggressively grew its customer base, revenues and profit over a 2-year period; which resulted in the ultimate sale of the firm to SunGard in July of 2010. Since leaving SunGard in 2011, Mr. Santella has acted as an independent consultant, and has partnered with Woori Bank of Korea, SkyBridge Capital and ED&F Man Capital Markets to provide solutions and create products in alternatives, mutual funds and execution services for UIT sponsors.

Target Fund Operating Expense Limitation Agreement

Under the terms of an operating expense limitation agreement entered into by SPT, on behalf of the Target Fund, and Teramo, Teramo has contractually agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding Excludable Expenses) do not exceed 1.10% of the Target Fund’s average daily net assets, through at least February 28, 2026, and subject thereafter to annual re-approval of the agreement by the Board. The operating expense limitation agreement may be terminated only by, or with the consent of, the Board.

The liabilities of the Target Fund to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between SPT, on behalf of the Target Fund, and Teramo (including any potential recoupment by Teramo of any fees or expenses of the Target Fund previously waived or reimbursed).

Acquiring Fund Unified Management Fee

The Acquiring Fund does not have an operating expense limitation agreement. However, the Acquiring Fund’s management fee of 0.88% is structured as a “unified fee” where Teramo has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Teramo proposed that the Target Fund be reorganized into the Acquiring Fund because certain investors, such as registered investment advisors that hold Target Fund shares on behalf of client accounts, had requested that the Target Fund be offered as an ETF. Teramo also noted that the ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions. Additionally, Teramo believes that the ETF structure will provide greater access for investors and financial intermediaries, which may increase the Acquiring Fund’s asset base over time. In a mutual fund, such as the Target Fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and the redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

The Acquiring Fund will pursue the same investment objectives and has the same investment strategies as the Target Fund but with the risks and benefits of operating in the ETF structure. Teramo will continue as the investment adviser of the Acquiring Fund after the Reorganization. The same individual from Teramo that serves as portfolio manager to the Target Fund will serve as portfolio manager to the Acquiring Fund.

Teramo had previously discussed the possibility of converting the Target Fund to an ETF, noting the potential benefits to the Fund and its shareholders. The Board formally considered the Reorganization and approved the Plan with respect to the Target Fund at a meeting held on June 12, 2025. In considering the Plan, the Board requested and received detailed information from Teramo regarding the Reorganization, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of Teramo; and (6) the impact of the Reorganization on the Target Fund and its shareholders. The Board also met in person with Mr. Ron Santella of Teramo to discuss the Reorganization and the potential benefits and risks to the Target Fund and its shareholders.

With respect to the information listed above, the Board considered that, among other information: (1) the Reorganization was designed to be a tax-free reorganization and the shares of the Acquiring Fund that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the closing date of the Reorganization; (2) the investment objectives and policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are the same; (3) the total net operating expense ratio of the Acquiring Fund is expected to be lower than the total net operating expense ratio of the Target Fund; (4) the potential tax benefits of the ETF structure to taxable shareholders; (5) Teramo is the adviser of both the Target Fund and Acquiring Fund and the terms of the investment advisory agreements are materially the same; and (6) the Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or Acquiring Fund.

In approving the Reorganization with respect to the Target Fund, the Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund’s shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•Teramo’s recommendation about the Reorganization and the requests from investors that the Target Fund be operated as an ETF;

•The same investment adviser and portfolio manager that currently manages the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization;

•The total net operating expense of the Acquiring Fund is expected to be lower than the total net operating expense of the Target Fund;

•There are no material differences in the contractual terms of the Target Fund’s investment advisory agreement with Teramo as compared to the Acquiring Fund’s investment advisory agreement with respect to Teramo’s investment advisory services, and Teramo anticipates that it will continue to provide a high level of services to the Acquiring Fund following the Reorganization;

•The investment objectives and fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are the same;

•The risks and costs specific to the Acquiring Fund operating as an ETF;

•The Target Fund will bear expenses relating to the Reorganization in an amount not to exceed $120,000, and Teramo will assume or pay those expenses in excess of $120,000;

•The ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions;

•A vote of shareholders of the Target Fund is not required under SPT’s governing documents or the 1940 Act;

•A possible alternative to the Reorganization;

•Except with respect to any cash payment received in lieu of fractional shares (the redemption of fractional shares will likely be a taxable event, albeit a small one), the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund;

•The Acquiring Fund does not issue fractional shares so for some shareholders, fractional shares of the Target Fund will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable for U.S. federal income tax purposes; and

•Shareholders of the Target Fund may redeem their shares of the Target Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.

The Board also considered that, while there are a number of retirement plans that hold shares of the Target Fund, the Adviser has represented that the plans do not hold a significant amount of assets in the Target Fund. In addition, the Board considered the Adviser’s undertaking to work with all retirement plans that hold shares of the Target Fund to determine next steps as it relates to the Reorganization. The Board determined that any potential negative impacts on existing shareholders were expected to be limited and were outweighed by the potential benefits of the Reorganization. The Board also considered that both the Adviser and shareholders may experience reduced expenses as a consequence of the transition from a mutual fund to ETF structure because the Acquiring Fund will not be subject to fees payable to certain financial intermediaries that hold shares of the Target Fund.

The Board also considered the alternative to the Reorganization of continuing to operate the Target Fund as a mutual fund series of SPT. Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that completing the Reorganization is in the best interests of the shareholders of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be carried out?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. SPT will determine a specific date, called the “closing date,” on which the Reorganization will take place. Under the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund effective on the closing date, which is scheduled to occur before the opening of trading on October 13, 2025, but which may occur on an earlier or later date as SPT may determine. In exchange, SPT will issue shares of the Acquiring Fund that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Fund by the Target Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. SPT will distribute the Acquiring Fund shares it receives to the shareholders of the Target Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and cash in lieu of fractional shares, if any). Prior to the closing date, the Target Fund will redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent. As soon as reasonably practicable after the transfer of its assets, the Target Fund will then terminate its existence as a separate series of SPT.

The parties may agree to amend the Plan to the extent permitted by law. If SPT and Teramo agree, the Plan may be terminated or abandoned at any time before the Reorganization. SPT, on behalf of the Target Fund or the Acquiring Fund, may terminate the Plan prior to the Reorganization if there has been a material breach of the Plan, if a condition to closing has not been met or if the Board determines that proceeding with the Plan is not in the best interests of the Target Fund or the Acquiring Fund.

SPT has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that SPT shall have received a tax opinion as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders, except to the extent of any cash payments received by a shareholder in lieu of fractional shares. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

Although shareholder approval of the Reorganization is not required and Teramo does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund series of SPT.

Who will pay the costs of the Reorganization?

The Target Fund will bear expenses relating to the Reorganization in an amount not to exceed $120,000, and Teramo will assume or pay those expenses in excess of $120,000, except for any related portfolio transaction costs, which are expected to be de minimis. The total costs of the reorganization are estimated to be $183,000. Any costs that may be covered by the Adviser will be not be subject to recoupment.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Chapman and Cutler LLP will deliver an opinion (“Tax Opinion”) to SPT to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:

•the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Target Fund liabilities, or upon the distribution of Acquiring Fund shares to the Target Fund shareholder in exchange for their shares of the Target Fund in complete liquidation of the Target Fund pursuant to the Reorganization;

•no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund liabilities;

•no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund for the shares of the Acquiring Fund in the Reorganization;

•the aggregate tax basis of the shares of the Acquiring Fund received by a Target Fund shareholder pursuant to the Reorganization will be equal to the aggregate tax basis of the shares of the Target Fund exchanged therefor by such Target Fund shareholder and as held immediately prior to the Reorganization;

•the holding period of the shares of the Acquiring Fund received by each Target Fund shareholder will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund shareholder, provided that the Target Fund shareholder held such Target Fund shares as a capital asset on the closing date;

•the tax basis of each asset of the Target Fund acquired by the Acquiring Fund from the Target Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof;

•the holding period of each asset of the Target Fund acquired by the Acquiring Fund from the Target Fund in the Reorganization will include the period during which that asset was held by the Target Fund immediately prior to the Reorganization;

•the Reorganization will not result in the termination of the Target Fund’s taxable year; and

•the Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the U.S. Treasury regulations thereunder, if applicable.

The Trust will file the executed Tax Opinion as an exhibit to a post-effective amendment to the Registration Statement on Form N-14 within a reasonable time after receipt of such opinion.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof) due to the occurrence of an event other than the Reorganization if otherwise applicable, (5) upon termination of a position, or (6) upon the redemption of fractional shares of the Target Fund prior to the

Reorganization. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received and the amount of cash it received in lieu of fractional shares (if any).

The tax year of the Target Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the closing date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of the Target Fund, if any, will be available to offset future gains recognized by the Acquiring Fund. Capital losses of a Fund may be carried forward by non-corporate taxpayers indefinitely to offset future capital gains. As of October 31, 2024, the Target Fund did not have any capital loss carryovers.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of SPT. SPT is registered as an open-end management investment company under the 1940 Act. SPT was organized as a Delaware statutory trust on July 27, 2015. SPT’s operations are governed by its Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, and its business and affairs are managed under the supervision of its Board. Because both the Target Fund and the Acquiring Fund are series of SPT, there are no material differences between the rights of shareholders of the Target Fund and shareholders of the Acquiring Fund. Shares of the Funds do not have preemptive or subscription rights.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold after the redemption of any fractional shares held by shareholders of the Target Fund. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of July 31, 2025, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs.

	Equable Shares Hedged Equity Fund (Target Fund)	Pro Forma Adjustments	Equable Shares Hedged Equity ETF (Acquiring Fund) after Reorganization
Net assets	$267,550,395.21	$(120,000)(1)	$267,430,395.21
Total shares outstanding	18,757,864.32	$—	18,757,864.32
Net asset value per share	$14.26	$(0.01)	$14.25
(1) Reflects the costs of the Reorganization paid for by the Target Fund.
The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectus and SAI of the Target Fund, which are on file with the SEC, and under “Appendix B – Additional Information About the Acquiring Fund” in this Information Statement/Prospectus. The prospectus and SAI of the Target Fund are also incorporated herein by reference. The Target Fund’s Summary Prospectus has previously been delivered to Target Fund shareholders.

The investment objectives of the Target Fund and the Acquiring Fund are identical. The investment objective of each Fund is to seek income, risk mitigation and long-term capital appreciation.

The Target Fund and the Acquiring Fund each seek to achieve its investment objective by participating in the broad market through investments in equity securities based on the S&P 500® Index (the “Index”) while hedging overall market exposure by writing (selling) exchange traded call options based on the same securities.

Equity Strategy
Under normal market conditions, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers based on the Index. Each Fund defines large capitalization issuers as those that comprise the Index. As of January 31, 2025, the market capitalization range of companies comprising the Index was $17.96 billion to $3.54 trillion. The Index is reconstituted on an annual basis. Each Fund’s call options written on securities based on the Index are included for purposes of this 80% policy. Typically, each Fund seeks exposure to securities based on the Index by investing in one or more exchange-traded funds (“ETFs”) that invest in securities of large capitalization issuers. Each Fund takes its proportionate interest in the underlying securities held by an ETF into account individually when calculating the respective Fund’s compliance with its policy of investing at least 80% of its net assets in securities of large capitalization issuers. Each Fund may alternatively invest directly in equity securities of U.S. large capitalization issuers, such as common stocks. If a Fund does so, the Adviser will select investments in equity securities of large capitalization issuers in order to achieve an investment portfolio for the Fund that is designed to replicate the performance of the Index. To the extent a Fund invests in ETFs to achieve an investment portfolio that is representative of the securities that comprise the Index, the Fund will be considered to be a “fund of funds”, meaning that it is a fund that invests in other funds, and as such incurs management and other fees directly as well as indirectly through the acquired funds it invests in (reflected in the table above on page 12 as acquired fund fees and expenses). The performance of each Fund is not intended to match the performance of the Index. If the Index is concentrated in an industry or group of industries, then each Fund will also concentrate its assets in the same industry or group of industries.

Options Strategy
Each Fund writes (sells) call options based on the Index, which provides cash flow from option premiums and reduces the impact of market volatility on a Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “exercise price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if the Fund owns the underlying securities based on the Index at all times during the option period. When a Fund writes a call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying securities based on the Index. In addition, written call options partially hedge against declines in the prices of the underlying securities based on the Index, to the extent of the premium the

Fund receives. Writing call options helps to mitigate declines in a Fund’s portfolio of equity securities, though it limits a Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities. Options written by each Fund are expected to be rolled on a quarterly basis, or at the discretion of the Adviser.

Other Principal Investment Strategies
Each Fund may temporarily invest up to 20% of its net assets in cash, cash equivalents, ETFs or money market funds for temporary investment purposes or to meet redemption requests. While under normal market conditions each Fund intends to invest at least 80% of its net assets in equity securities of large capitalization issuers, the Adviser may determine that it is not in the best interest of the Fund to immediately invest cash held by the Fund after an option expires and the equity securities held by the Fund are called away in exchange for cash. Each Fund also may invest up to 100% of its assets in cash, cash equivalents, ETFs or money market funds in response to market, political, economic or other conditions for temporary defensive purposes. Each Fund may sell an investment when a call option has expired, to raise cash to meet redemption requests or to seek a new investment opportunity identified by the Adviser as more suitable to pursue the Fund’s investment objective.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain principal risks unique to operating as an ETF and the Acquiring Fund is not subject to the risk of investing in other investment companies disclosed below. The principal risks for the Target Fund and Acquiring Fund are identified below, followed by a description of each risk.

The Target Fund and the Acquiring Fund are both subject to the following principal risks: Correlation Risk, Call Options Risk, Derivatives Risk, Equity Risk, Exchange-Traded Funds Risk Fund of Funds Risk, General Market Risk, Large Capitalization Risk, Leverage Risk, Liquidity Risk, Management Risk, Tax Risk, and Valuation Risk.

Description of Principal Risks
•Correlation Risk. Each Fund’s investment strategy of writing call options will result in performance that differs from that of the Index. The call options written by a Fund will limit the Fund’s opportunity to participate in increases when the Index performs well. Further, each Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.
•Call Option Risks. Writing call options limits each Fund’s ability to participate in price increases of the underlying securities. For the duration of the option written, each Fund will restrict the opportunity to profit from increases in the market value of underlying equity securities. The premiums received from the options may not be sufficient to offset any losses sustained from the decline in value of the underlying stocks over time. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, a Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
•Derivatives Risk. Each Fund invests in options on indexes or equity securities. Options are instruments that derive their performance from underlying equity securities, also referred to as “derivatives.” Derivatives can be volatile, and each Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.
•Equity Risk. Each Fund invests in ETFs that invest in common stocks, options that derive their performance based on the Index, which is made up of common stocks, and may also at times invest directly in common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•Exchange-Traded Funds Risk. The risks of investment in ETFs reflect the risks of the underlying instruments in which the ETF invests. When a Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by each Fund in an ETF could cause each Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if each Fund were to invest directly in the instruments held by the ETF. Shareholders may invest directly in an ETF, and thereby avoid duplicative fees. Trading on an exchange does not guarantee a liquid market will exist for an ETF. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. ETFs may trade at a premium or discount to their net asset value.
•Fund of Funds Risk. Each Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as each Fund, whose principal investment strategy involves investing in other investment companies (funds). A fund of funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies, and the value of each Fund’s investment will fluctuate in response to the performance of such portfolio. Shareholders in each Fund will indirectly bear fees and expenses charged by the ETFs in which each Fund invests in addition to the Fund’s direct fees and expenses. Although the Adviser will evaluate regularly each ETF in which the Fund invests to determine whether its investment program is consistent with each Fund’s investment objective, the Adviser will not have any control over the investments made by an ETF, and will not have the ability to control or otherwise influence the composition of the investment portfolio of an ETF. The investment adviser to each ETF may change aspects of its investment strategies at any time.
•General Market Risk. The value of each Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. For example, the global pandemic caused by COVID-19 caused major disruptions to the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets experienced extreme volatility and severe losses, and trading in many instruments was disrupted. Liquidity for many instruments was greatly reduced for periods of time.
•Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
•Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that a Fund may lose more than it has invested.
•Liquidity Risk. Each Fund’s investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the value of a Fund, may prevent a Fund from taking advantage of other investment opportunities, or may prevent a Fund from meeting redemption requests.
•Management Risk. The Adviser’s investment strategies for each Fund may not result in an increase in the value of your investment or in overall performance equal to other investments, and your investment may lose value.
•Tax Risk. Each Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.
•Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security held or option written by each Fund. If market conditions make it difficult to value securities or options, a Fund may value these securities or options using more subjective methods, such as fair value pricing. In such cases, the value determined for a security or option could be different than the value realized upon such security’s or option’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.
Additionally, the Acquiring Fund is subject to the following principal risks that the Target Fund is not subject to:
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
◦Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
◦Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and set forth below.

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of a Fund.
As a matter of fundamental policy of each Fund:
1.The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund will concentrate to approximately the same extent that the Index (as defined in the Prospectus) concentrates in the stocks of such particular industry or group of related industries. Additionally, the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.
5.The Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.The Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
8.The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or written interpretations.
Percentage and Rating Restrictions
Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus will be adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Funds will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, a Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
Additional Information Regarding Fundamental Investment Restrictions
Certain relevant limitations of the 1940 Act are described below and may assist investors in understanding the above policies and restrictions. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC. As a result, the foregoing fundamental investment restrictions may be interpreted differently over time as the statute, rules, regulations, or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice, unless such a vote is required under the Fund’s policies and procedures or under the rules of the applicable federal securities laws.
Lending. Each Fund is permitted to engage in lending to the full extent permitted by the 1940 Act. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. Each Fund will bear the risks of loss associated with any uninvested collateral. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans. Derivative instruments are not considered to be loans because they will be “covered,” as described above under “Investment Policies and Risks.”
For purposes of a Fund’s fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.
Senior Securities and Borrowing. The 1940 Act prohibits a Fund from borrowing money, pledging its assets, and issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets

(including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” In addition, “the Derivatives Rule” under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of “the Derivatives Rule”.
Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. The SEC staff has further maintained that a fund should consider the underlying investments, where easily determined, of investment companies in which the fund is invested when determining concentration of the fund. For purposes of each Fund’s concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.
Diversification. Each Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because each Fund is diversified, each Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite each Fund qualifying as a diversified fund under applicable federal laws.
Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Where can I find more financial and performance information about the Funds?

More information about the Target Fund and the Acquiring Fund is included in: (i) the Target Fund Prospectus; (ii) Target Fund SAI; (iii) Target Fund Annual Report for the period ended October 31, 2024; and (iv) the SAI dated August 17, 2025, relating to this Information Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Target Fund Prospectus, Target Fund SAI (including any supplement thereto) and Target Fund Annual Report, by calling (toll free) at 1-800-617-0004, by accessing the documents at www.equableshares.com/funds or by writing to Equable Shares Hedged Equity Fund c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252. When available, you may request free copies of the Acquiring Fund Prospectus, Acquiring Fund SAI, and the SAI relating to this Information Statement/Prospectus, from the same phone number, address, or website.

The Funds also file proxy materials, information statements, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the Commission’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date of this Information Statement/Prospectus, the Acquiring Fund was not operational and, therefore, had no shareholders. As of August 1, 2025, the officers and Trustees of SPT, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of August 1, 2025, the following shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund:

Target Fund - Equable Shares Hedged Equity Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd. Fl 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc.	DE	32.99%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	N/A	N/A	17.92%	Record
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S 6th St - P08 Minneapolis, MN 55402-4413	N/A	N/A	6.44%	Record
Oppenheimer & Co Inc. Fbo City of Stamford Policemen Pension TR FD DTD Stamford Police Pension Board 725 Bedford St. Stamford, CT 06901-1102	N/A	N/A	6.43%	Record

ADDITIONAL INFORMATION

Fund Administrator, Transfer Agent and Fund Accountant Agent. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the accounting and administration services, dividend disbursing, and transfer agent for the Target Fund and the Acquiring Fund.

Custodian. U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian of the Target Fund and the Acquiring Fund’s investments.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm to the Target Fund and the Acquiring Fund.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call the transfer agent (toll free) at 1-800-617-0004 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS
The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Target Fund following the Reorganization. The Financial Highlights information for the Target Fund is presented below as it will be adopted by the Acquiring Fund following the Reorganization.
The unaudited financial highlights of the Target Fund for the six-month period ended April 30, 2025, and the audited financial highlights for the fiscal years ended October 31, 2024, 2023, 2022, 2021, and 2020, are included below. The financial highlights for the Target Fund for the fiscal year ended October 31, 2024 have been audited by Cohen & Company, Ltd. (“Cohen & Co”), the independent registered public accounting firm of the Target Fund. Cohen & Co’s report, along with the Fund’s financial statements, is included in the Target Fund’s 2024 annual report on Form N-CSR to shareholders, which is available, without charge, upon request.

Equable Shares Hedged Equity Fund Institutional Class
For a Fund share outstanding throughout the years.
		Year Ended October 31,
	Period Ended April 30, 2025 (Unaudited)	2024	2023	2022	2021	2020

PER SHARE DATA:

Net asset value, beginning of year	$13.84	$12.58	$11.74	$12.44	$10.63	$10.63

INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.03	0.08	0.10	0.03	0.01	0.04
Net realized and unrealized gains (losses) on investments(c)	0.08	1.69	1.13	(0.70)	1.84	0.01
Total from investment operations	0.11	1.77	1.23	(0.67)	1.85	0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.17)	(0.12)	(0.03)	(0.04)	(0.05)
Net realized gain	(0.26)	(0.34)	(0.27)	—	—	—
Total distributions	(0.36)	(0.51)	(0.39)	(0.03)	(0.04)	(0.05)
Net asset value, end of year	$13.59	$13.84	$12.58	$11.74	$12.44	$10.63

Total Return(d)	0.74%	14.35%	10.62%	-5.35%	17.50%	0.43%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$244,613	$226,043	$156,133	$108,944	$69,296	$51,182
Ratio of gross expenses to average net assets:
Before expense reimbursement/recoupment(e)(f)	1.04%	1.10%	1.13%	1.10%	1.25%	1.34%
After expense reimbursement/recoupment(e)(f)	1.04%	1.12%	1.15%(h)	1.20%	1.20%	1.20%
Ratio of expenses to average net assets, excluding tax expense:
Before expense recoupment/waiver(e)(f)	1.04%	1.08%	1.10%	1.10%	1.25%	1.34%
After expense recoupment/waiver(e)(f)	1.04%	1.10%	1.12%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets(e)(f)	0.47%	0.60%	0.77%	0.27%	0.11%	0.35%
Portfolio turnover rate(d)(g)	24%	26%	10%(i)	77%	25%(i)	106%(j)
(a)Net investment income per share has been calculated based on average shares outstanding during the year.
(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.
(c)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period

(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(g)The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options). The denominator includes the average fair value of long positions.
(h)Prior to April 1, 2023, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%.
(i)The change in the portfolio turnover is related to the trade activity executed during the Fund’s fiscal year.
(j)The change in portfolio turnover relates to the Fund executing its investment strategy over the course of the full annual year.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this 12th day of June, 2025 by and among (i) Series Portfolios Trust, a Delaware statutory trust (the “Trust”), severally and not jointly on behalf of its series identified on Exhibit A hereto (the “Target Fund”); and (ii) the Trust, severally and not jointly on behalf of its series identified on Exhibit A hereto (the “Acquiring Fund”). Teramo Advisors, LLC is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Fund and the Acquiring Fund, no other series of the Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Fund or the Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of the Target Fund and the Acquiring Fund.
WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value (except for the value of any fractional shares which will be distributed in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Reorganization) to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each, a “Reorganization”);
WHEREAS, the Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
WHEREAS, the Boards of Trustees of the Trust have authorized and approved the Reorganization with respect to the Target Fund and the Acquiring Fund.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.DESCRIPTION OF THE REORGANIZATION
1.1.The Trust agrees to take the following steps with respect to the Reorganization:
(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares (excluding fractional shares) determined in the manner set forth in Section 2.
(b)The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”). Assets shall not include the assets required to pay out any fractional shares in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) upon the closing of the Reorganization.

(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Target Fund’s shareholders. Target Fund shareholders who would otherwise have been entitled to receive fractional shares of Acquiring Fund Shares will receive a cash payment in lieu thereof.
(e)Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
2.VALUATION
2.1.With respect to the Reorganization:
(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Reorganization).
(c)The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
3.CLOSING AND CLOSING DATE
3.1.The Reorganization shall close on October 13, 2025 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2.With respect to the Reorganization:

(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.
(b)The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.
(c)At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.REPRESENTATIONS AND WARRANTIES

4.1.The Trust, on behalf of itself or, where applicable, a Target Fund, represents and warrants to the Trust and the Acquiring Fund as follows:
(a)The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target Fund and the prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(g)The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;
(h)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)The financial statements of the Target Fund for the Target Fund’s fiscal year ended October 31, 2024, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(j)The Trust has been furnished with unaudited financial statements of the Target Fund as of April 30, 2025. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(k)Since October 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l)On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Trust (on behalf of the Acquiring Fund), to the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(m)The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(n)The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1;
(o)All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(p)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(q)Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein;
(r)The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(s)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(t)The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(u)The Target Fund has no unamortized or unpaid organizational fees or expenses;
(v)Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;
(w)The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;
(x)The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;
(y)The Target Fund has maintained since its formation its October 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its October 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”
(z)The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2024 excise tax and October 31, 2024, income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and
(aa)The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.
4.2.The Trust, on behalf of itself or, where applicable, an Acquiring Fund, represents and warrants to the Trust and the Target Fund as follows:
(a)The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Trust Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound;
(g)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h)The Acquiring Fund will be at the time of Closing a new series of the Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the Reorganization, substantially all of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;
(i)By the Closing, (i) the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;
(j)The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing; No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;
(k)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(l)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund;
(m)The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(n)The Acquiring Fund on the Closing will not directly or indirectly own, any shares of the Target Fund;
(o)The Acquiring Fund will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Teramo Advisors, LLC;
(p)The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein; and
(q)The Trust is not aware of any arrangement whereby it or any affiliated person of the Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.COVENANTS
5.1.With respect to the Reorganization:
(a)The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement/prospectus relating to the transactions contemplated by this agreement (the “N-14 Registration Statement”).
(c)The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
(d)The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(e)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(f)The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(g)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated in this Agreement.
(h)Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(i)The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance:
(a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority; and (b) legal opinions.
(j)The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(k)The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(l)The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.
6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date;
7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;
(d)The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;
(e)The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date;
8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust, on behalf of the Target Fund or the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.The Trust shall have received on or before the Closing Date an opinion of Chapman and Cutler LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule I. In rendering such opinion, Chapman and Cutler LLP may request and rely upon representations contained in certificates of officers of the Trust and the officers of the Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.The Target Fund will bear those expenses relating to the Reorganization as set forth in this Section 9.2, in an amount not to exceed $120,000, whether or not such Reorganization is consummated. The costs relating to the Reorganization to be borne by the Target Fund shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the information statement/prospectus contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and, if necessary, expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. Teramo Advisors, LLC will assume or pay those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), in excess of $120,000. Shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.INDEMNIFICATION
10.1.The Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

10.2.The Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of the Target Fund or the Acquiring Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Trust Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
14.6.Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.
14.7.Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.8.A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
For Trust:
Series Portfolios Trust
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Attention: President

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Series Portfolios Trust,
severally and not jointly on behalf of the Target Fund identified on Exhibit A

By: /s/ Ryan L. Roell
Name: Ryan L. Roell
Title: President

Series Portfolios Trust,
severally and not jointly on behalf of the Acquiring Fund identified on Exhibit A

By: /s/ Ryan L. Roell
Name: Ryan L. Roell
Title: President

Teramo Advisors, LLC, Solely for purposes of paragraph 9.2

By: /s/ Ronald A. Santella
Name: Ronald A. Santella
Title: Chief Executive Officer

Signature Page to Agreement and Plan of Reorganization

EXHIBIT A

CHART OF REORGANIZATION

Acquiring Fund	The Target Fund
Equable Shares Hedged Equity ETF	Equable Shares Hedged Equity Fund

Schedule I
Tax Opinions

With respect to the Reorganization:
(i)The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(ii)No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(iii)No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
(iv)No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
(v)The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
(vi)The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
(vii)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares) pursuant to Section 354(a) of the Code.
(viii)The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (as adjusted for amounts allocable to cash received in lieu of any fractional shares) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x)The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(xi)The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Appendix B
Additional Information About the Acquiring Fund
Below is information regarding the Acquiring Fund. All references to a “Fund” in this Appendix B refer to the Acquiring Fund. All references to the “Predecessor Fund” in this Appendix B refer to the Target Fund.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
Investment Objective.
The Fund has the investment objective of seeking income, risk mitigation and long-term capital appreciation. The investment objectives of the Fund is not fundamental and may be changed without the approval of the Fund’s shareholders. The Trust, however, will provide shareholders with 30 days’ prior written notice of any such change.
Principal Investment Strategies
To achieve its investment objective, the Fund participates in the broad market through investments in equity securities based on the S&P 500® Index (the “Index”) while hedging overall market exposure by writing (selling) exchange-traded call options based on the same securities. Writing call options generates premium and mitigates downside risk, though it limits upside market participation.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities based on the Index. The Fund may not change this policy without first changing its name, upon 60 days’ prior written notice to shareholders.

Additional information about the Fund’s investments in ETFs. The Fund may invest in shares of one or more ETFs that invest in securities of large capitalization issuers to efficiently achieve exposure to the securities included in the Index. The Fund will take the Fund’s proportionate interest in the underlying securities held by the ETF into account individually when calculating the Fund’s compliance with its policy of investing at least 80% of its net assets in securities of large capitalization issuers. The Fund may alternatively invest directly in equity securities, including common stocks, of U.S. large capitalization issuers, if, in the Adviser’s determination, doing so is appropriate and in the best interests of the Fund to achieve an investment portfolio for the Fund that is designed to replicate the performance of the Index. The performance of the Fund is not intended to match the performance of the Index. To the extent the Fund invests in an ETF there will be some duplication of expenses, as the Fund (and therefore shareholders of the Fund) will bear a pro rata portion of the ETF’s fees and expenses.

ETFs are registered investment companies that trade on a securities exchange. Investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

Additional information about writing call options. The Fund intends to write call options on the Index or equity securities, including ETFs, based on the Index. Options written by the Fund may have any duration, and those that are rolled on a quarterly basis are currently expected to have a duration of three months. The Fund may alternatively write options with other durations if, in the Adviser’s opinion based on current market conditions, a different duration would provide an investment opportunity with an outcome more likely to achieve the Fund’s investment objectives. The Fund intends to write call options in amounts that correspond to the number of shares of ETFs or equity securities held by the Fund.

Additional information about buying put options and put spreads. As a non-principal investment strategy, the Fund may buy put options or put spreads in an attempt to protect the Fund from a significant market decline. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security or index at the exercise price. Buying a put spread entails the purchase of a put option with a relatively higher strike price while writing (selling) a put option with a relatively lower strike price.

Temporary investments. The Fund may temporarily invest up to 20% of its net assets in cash, cash equivalents, ETFs or money market funds for temporary investment purposes or to meet redemption requests. While under normal market conditions the Fund intends to invest at least 80% of its net assets in securities of large capitalization issuers, the Adviser may determine that it is not in the best interest of the Fund to immediately invest cash held by the Fund after an option expires and the equity securities held by the Fund are called away in exchange for cash.

Temporary Defensive Positions. The Fund may invest up to 100% of its assets in cash, cash equivalents, ETFs or money market funds in response to adverse market, economic, political, or other conditions for temporary defensive purposes. When the Fund holds cash or invests in cash, cash equivalents, ETFs or a money market fund for temporary purposes the Fund may not achieve its investment objective. To the extent the Fund invests in cash, cash equivalents, ETFs or money market funds there will be some duplication of expenses, as the Fund (and therefore shareholders of the Fund) will bear a pro rata portion of the money market fund’s fees and expenses.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The following principal risks are applicable to investments in the Fund:
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares of the Fund. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares of the Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in shares of the Fund when extraordinary volatility causes sudden, significant swings in the market price of shares of the Fund. There can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV, which may result in a widening of the bid/ask spread.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Correlation Risk. The Fund’s investment strategy of writing call options will result in performance that differs from that of the Index. The call options written by the Fund will limit the Fund’s opportunity to participate in increases when the Index performs well. Further, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.
Call Option Risks. Writing call options limits the Fund’s ability to participate in price increases of the underlying securities. For the duration of the options written, the Fund will restrict the opportunity to profit from increases in the market value of underlying equity securities. The premiums received from the options may not be sufficient to offset any losses sustained from the decline in value of the underlying stocks over time. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option.
Derivatives Risk. The Fund invests in options on indexes or equity securities. Options are instruments that derive their performance from underlying equity securities, also referred to as “derivatives.” Derivatives can be volatile and the Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Moreover, regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Equity Risk. The Fund invests in ETFs that invest in common stocks, options that derive their performance based on the Index, which is made up of common stocks, and may also at times invest directly in common stocks. Stock markets are volatile. The prices of stocks will fluctuate and can decline and reduce the value of the Fund’s investments. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline, if overall market and economic conditions deteriorate, or due to factors that affect a particular industry or industries. In addition, the value of equity securities may fluctuate due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Exchange-Traded Funds Risk. The risks of investment in ETFs reflect the risks of the underlying instruments in which the ETF invests. When the Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments held by the ETF. Shareholders may invest directly in an ETF, and thereby avoid duplicative fees. Trading on an exchange does not guarantee a liquid market will exist for an ETF. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. ETFs may trade at a premium or discount to their net asset value.
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market funds. A fund of funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies. Investments in other funds subjects the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. Because ETFs trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells ETF shares. The Fund’s performance depends in part upon the performance of the ETFs in which it invests, as well as the strategies and instruments used by the ETFs. Despite the Adviser’s selection and regular evaluation of each ETF in which the Fund invests to determine whether the funds are consistent with the Fund’s investment objectives, the Adviser cannot control the strategies and/or holdings of these funds. As a result, there is a risk that an ETF’s portfolio investments will not be consistent with the Fund’s investment objectives, which may influence the Fund’s overall portfolio, especially if the Fund maintains a significant position in the ETF. The Fund does not have any control over the investments made by an ETF, which may change at any time due to the ETF adviser’s discretion.
The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
General Market Risk. The market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. For example, the global pandemic caused by COVID-19 caused major disruptions to the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets experienced extreme volatility and severe losses, and trading in many instruments was disrupted. Liquidity for many instruments was greatly reduced for periods of time. Rates of inflation have also recently risen, which could adversely affect economies and markets. Some sectors of the economy and individual issuers experienced particularly large losses.
Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.

Liquidity Risk. The Fund’s investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the value of the Fund, may prevent the Fund from taking advantage of other investment opportunities, or may prevent the Fund from meeting redemption requests. The Fund is limited to investing only up to 15% of its net assets (plus borrowings for investment purposes) in illiquid securities.
Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments, and your investment may lose value.
Tax Risk. The Fund’s investments and investment strategies, including transactions in options contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security or option held by the Fund. If market conditions make it difficult to value securities or options, the Fund may value these securities or options using more subjective methods, such as fair value pricing. In such cases, the value determined for a security or option could be different than the value realized upon such security’s or option’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.
Put Options Risk (non-principal risk) Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. As the buyer of a put option, the Fund risks losing the premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.
Cybersecurity Risk (non-principal risk) With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by visiting the Fund’s website at www.equableshares.com/funds.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2024 of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Management of the Fund
Investment Adviser
Teramo Advisors, LLC (“Teramo” or the “Adviser”), located at 9132 Strada Place, Suite 103, Naples, Florida 34108, provides sustainable investment management and education services. The Adviser is an SEC-registered investment advisory firm formed in December 2017. Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, and subject to the supervision of the Board of Trustees (the “Board”) of the Trust, the Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also maintains records related to the advisory services provided to the Fund and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement. For the services provided to the Fund by the Adviser, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.88% of the average daily net assets of the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends, and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

Prior to the Reorganization, the Adviser entered into an advisory agreement with the Trust, on behalf of the Predecessor Fund, pursuant to which the Predecessor Fund paid an advisory fee in accordance with the breakpoint annual advisory fee schedule below based on the average daily net assets of the Predecessor Fund:

AUM Range (in millions)	Management Fee
Less than $250	0.75%
Between $250 and $500	0.70%
Greater than $500	0.65%

The advisory fee paid by the Predecessor Fund was not a unified management fee. For the fiscal year ended October 31, 2024, the Adviser received a management fee of 0.77% of the Predecessor Fund’s average daily net assets when taking into account recouped management fees related to current and prior year waivers.

The Fund, as a series of SPT, does not hold itself out as related to any other series of SPT for purposes of investment and investor services, nor does it share the same investment adviser with any other series of SPT.

Portfolio Managers
The Fund’s SAI provides additional information about the compensation, other accounts managed and ownership of securities in the Fund with respect to the Portfolio Managers identified in the Information Statement/Prospectus.

Shareholder Information
How to Buy & Sell Shares
The Fund issues and redeems its shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire the Fund’s shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute an authorized participant agreement (“Participant Agreement”) that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, the Fund’s shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell the Fund’s shares in secondary market transactions through brokers. Individual shares of the Fund are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling the Fund’s shares through a broker, you will pay or receive the market price. You may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy the Fund’s shares, and receive less than NAV when you sell those shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an AP. The Fund may impose transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. Although the Fund imposes no restrictions on the frequency of purchases and redemptions of Creation Units, the Fund and the Adviser reserve the right to reject or limit purchases at any time as described in the Fund’s SAI.

Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under policies and procedures approved by the Board (as described below).
Fair Value Pricing
Occasionally, market quotations are not readily available, or are unreliable, or there may be events affecting the value of foreign securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Adviser has been designated by the Board as the Fund’s valuation designee to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. Generally, when fair valuing a security, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the procedures adopted by the Adviser in its capacity as valuation designee, Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into a fund of funds investment agreement with the Fund.

Dividends, Distributions, and Their Taxation
Dividends and Distributions
The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. The Fund will declare and pay capital gain distributions in cash. Your broker is responsible for distributing the income and capital gain distributions to you.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in shares and result in a higher capital gain or lower capital loss when the shares are sold. After a shareholder’s basis in shares has been reduced to zero, distributions in excess of earnings and profits in respect of those shares will be treated as gain from the sale of the shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Taxes
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Tax Information” in the SAI.

Premium/Discount Information
Each business day, the following information will be available, free of charge, on the Fund’s website at www.equableshares.com/funds: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Additional Information About Shareholder Actions
The Declaration of Trust provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration of Trust details conditions that must be met with respect to the demand, including the requirement that 10% of the outstanding Shares of the Fund who are eligible to bring such derivative action under the Delaware Statutory Trust Act join in the demand for the Trustees to commence such derivative action and that the shareholder making a pre-suit demand on the Board undertakes to reimburse the Fund for the expense of any advisers that the Board hires in its investigation of the demand, in the event the Board determines not to bring the action. The demand requirements set out in Delaware law and the Declaration of Trust, as described above, do not apply to shareholder actions alleging violations of the federal securities laws.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
Dated September 13, 2025
Series Portfolios Trust (“SPT”)

Acquisition of All of the Assets and Liabilities of

Equable Shares Hedged Equity Fund
(a series of SPT):

By and in exchange for shares of

Equable Shares Hedged Equity ETF
(a series of SPT)

615 East Michigan Street
Milwaukee, WI 53202
(414) 516-1652

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Equable Shares Hedged Equity Fund (the “Target Fund”), a series of SPT, in connection with the reorganization of the Target Fund into the Equable Shares Hedged Equity ETF (the “Acquiring Fund”), a newly-created series of SPT as described in the Information Statement/Prospectus (the “Reorganization”).
GENERAL INFORMATION
Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of SPT with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report and the 2025 Target Fund semi-annual Report have previously been transmitted to Target Fund shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated September 13, 2025, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Equable Shares Hedged Equity Fund c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, by accessing the documents at the Target Fund’s website at www.equableshares.com/funds or by calling (toll free) 1-800-617-0004.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI
The Acquiring Fund is a series of SPT. This SAI incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:
1.The Statement of Additional Information dated February 28, 2025 for the Target Fund (File Nos. 333-206240 and 811-23084) (Accession No. 0000894189-25-001403).
2.Statement of Additional Information dated August 17, 2025 for the Acquiring Fund (File Nos. 333-206240 and 811-23084) (Accession No. 0000894189-25-005571).
3.The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Targeted Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2024 (the “Target Fund Annual Report”) (File No. 811-23084) (Accession No. 0001133228-25-000381).
4.The Target Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended April 30, 2025.

TABLE OF CONTENTS

Supplemental Financial Information	1
Exhibit A - PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING GUIDELINES	A-1

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “What are the fees and expenses of the Funds and what might they be after the Reorganization?” section in the Information Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment objectives and restrictions of the Target Fund being identical to the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. Any such changes to the portfolios would be in the normal course of business and not as a part of the Reorganization. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund. The Acquiring Fund is a newly-created shell series of SPT with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquiring Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization.

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Exhibit A
Proxy Voting Policies and Procedures and Proxy Voting Guidelines
Policy
Teramo, in its role as investment adviser to its Fund Clients, will have the responsibility to vote proxies for portfolio securities held on behalf of its Fund Clients. Due to the underlying investment strategies anticipated by the Firm, where portfolio securities will consist primarily of listed exchange traded funds (“ETFs”), the frequency in which the Firm expects to vote proxies is minimal, as the voting on behalf of the securities held in the ETFs will be done by the respective managers of each ETF, and not Teramo. In certain instances, the ETFS may issue shareholder proxies as the result corporate governance matters that may arise within each respective ETF. When prompted to vote a proxy for any of the ETFs, Teramo will follow the policy and procedures adopted herein.
The Firm’s policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Responsibility
The Chief Operating Officer is responsible for the implementation and monitoring of Teramo’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping. The Chief Operating Officer may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Chief Operating Officer.
Procedures
Teramo has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:
PROXY VOTING GUIDELINES
The guiding principle by which Teramo votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Teramo does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.
It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Teramo reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Teramo’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate).
As Teramo provides investment advisory services to registered, open-end investment companies, it will vote any proxies for the Fund clients in accordance with any applicable investment restrictions of the Fund client, if applicable.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING
The COO has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Teramo’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact Teramo’s CCO. If any Covered Person is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact Teramo’s CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients.
RECORDKEEPING & REGULATORY REPORTING
For all proxies voted, Teramo will retain all records related the manner in which it voted proxies for securities held by its Fund clients. The COO will be responsible for maintaining all records related to the Firm’s proxy voting.
Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, Teramo will furnish to the administrator of its Fund clients a full record detailing all how the Firm voted all proxies for the prior 12-month period.